Unity Bancorp, Inc.
64 Old Highway 22
Clinton, NJ 08809
800 618-BANK
www.unitybank.com

NewsNewsNewsNewsNews

For Immediate Release:

April 28, 2011

News Media & Financial Analyst Contact:
Alan J. Bedner, EVP
Chief Financial Officer
(908) 713-4308

Unity Bancorp Reports First Quarter Results

Clinton, NJ - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported a net loss attributable to common shareholders of $164 thousand, or $0.02 per diluted share, for the quarter ended March 31, 2011, compared to net income available to common shareholders of $375 thousand, or $0.05 per diluted share for the same period a year ago.  Return on average assets and average common equity for the quarter were 0.11% and (1.31)%, respectively.  Quarterly results were substantially impacted by the additional $1 million loan loss provision as well as increased other real estate owned (“OREO”) and loan collection costs.

James A. Hughes, President and CEO, stated, “Our borrowers continue to face the challenges of a difficult economic environment resulting in elevated loan loss provisions.”  Mr. Hughes continued, “On a positive note, during the quarter, we reported an improving margin and growth in core deposits.”

Net Interest Income

Net interest income was stable at $7.5 million for the three months ended March 31, 2011 and 2010, as average interest earning assets decreased $72.8 million.  Factors affecting net interest income include:

•	The yield on earning assets decreased from 5.47% in 2010 to 5.34% in 2011.

•	The cost of interest-bearing liabilities decreased 50 basis points from 2.20% for 2010 to 1.70% for 2011.

•	Net interest margin expanded 35 basis points to 3.92%.

Noninterest Income

For the three months ended March 31, 2011, noninterest income amounted to $1.3 million, an increase of $345 thousand from the prior year’s period.  Noninterest income was affected by the following factors:

•	Branch fee income of $344 thousand, which consists of deposit service charge and overdraft fees, decreased 5 percent compared to the prior year’s quarter, due to lower overdraft activity.

•	Service and loan fee income increased $34 thousand compared to the prior year’s period due to higher levels of late charge fees.

•	Gains on sales on SBA loans amounted to $111 thousand on $1.1 million in sales. There were no gains recognized during the first quarter of 2010.

•	Gains on the sales of residential mortgage loans amounted to $169 thousand, compared to $145 thousand from the prior year period due to an increased volume of mortgage loans originated.

•	Gains on the sales of investment securities amounted to $125 thousand, compared to $4 thousand in the prior year period.

Noninterest Expense

For the three months ended March 31, 2011, noninterest expenses were $6.2 million, an increase of $217 thousand or 3.7% from the same period a year ago. The following factors affected our noninterest expense:

•
Compensation and benefits expense amounted to $3.1 million, an increase of $58 thousand or 1.9%, due to higher employee medical benefits costs and increased residential mortgage commissions due to a larger sales volume, partially offset by lower incentive bonus payments.

•	Occupancy expense increased $43 thousand or 6.4% due primarily to seasonal snow removal expenses.

•	Loan collection costs increased $40 thousand due to increased legal and appraisal costs.

•	OREO expense increased $192 thousand, due to increased real estate carrying costs and valuation adjustments on OREO properties.

•	The provision for income taxes includes the reversal of $150 thousand of a valuation reserve for deferred taxes related to the net operating loss carry-forward deferred tax asset.

Financial Condition

At March 31, 2011, total assets were $820.8 million, a 0.3% increase from the prior year-end.

•
Total loans decreased $1.4 million or 0.2%, from $615.9 million at December 31, 2010 to $614.5 million at March 31, 2011. The decrease occurred across the following loan categories with SBA 7(a), SBA 504 and consumer loans decreasing 1.8%, 6.5%, and 3.1%, respectively.  Commercial loans increased 0.7% while residential mortgage loans increased 3.2%.   Loan demand has been weak due to the economy.

•	Total securities decreased $7.4 million since December 31, 2010, due to sales and prepayments.

•
Core deposits, excluding time deposits, increased $12.7 million during the three month period to $486.9 million.  The increase was due primarily to a $16.4 million increase in savings deposits, partially offset by a $3.7 million decrease in interest-bearing demand deposits.  Time deposits decreased $10.7 million for the three months ended March 31, 2011 due to planned run off of a maturing high rate promotion that was done late in 2008 to bolster liquidity.

•	Shareholders’ equity was $70.4 million at March 31, 2011, an increase of $296 thousand from year-end 2010.

•	Book value per common share was $7.09 as of March 31, 2011.

•	At March 31, 2011 the leverage, Tier I and Total Risk Based Capital ratios were 10.21%, 13.12% and 14.39%, respectively, all in excess of the ratios required to be deemed “well-capitalized”.

Credit Quality

•	Nonperforming assets totaled $26.5 million at March 31, 2011, or 4.30% of total loans and OREO, compared to $30.0 million or 4.58% of total loans and OREO a year ago.

•
The SBA, commercial, residential mortgages, SBA 504 and consumer nonaccrual loans were $9.1 million, $5.8 million, $4.4 million, $4.3 million and $406 thousand, respectively.  The majority of nonaccrual loans are secured by real estate.

•	OREO assets totaled $2.6 million at March 31, 2011, a decrease of $716 thousand, compared to $3.3 million a year ago.

•
The allowance for loan losses totaled $15.3 million at March 31, 2011, or 2.49% of total loans. The provision for loan losses for the quarter ended March 31, 2011 was $2.5 million compared to $1.5 million for the prior year’s quarter.

•	Net charge-offs were $1.6 million for the three months ended March 31, 2011, compared to $1.3 million for the same period a year ago.

Mr. Hughes added, “Unity continues to work diligently to address problem loans.  For the near term, the size of our loan loss provision will remain the most important single factor in our earnings.  However, we are hopeful we will see further improvement in credit quality in 2011.”

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $821 million in assets and $657 million in deposits.  Unity Bank provides financial services to retail, corporate and small business customers through its 16 retail service centers located in Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.  For additional information about Unity, visit our website at www.unitybank.com, or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals.  These factors include general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

UNITY BANCORP, INC.
SUMMARY FINANCIAL HIGHLIGHTS
March 31, 2011

				March 31, 2011 vs.
				December 31, 2010	March 31, 2010
Amounts in thousands, except percentages and per share amounts	March 31, 2011	December 31, 2010	March 31, 2010%		%

BALANCE SHEET DATA:
Total assets	$820,833	$818,410	$889,927	0.3%	-7.8%
Total deposits	656,776	654,788	714,802	0.3%	-8.1%
Total loans	614,522	615,936	651,200	-0.2%	-5.6%
Total securities	120,815	128,242	138,442	-5.8%	-12.7%
Total shareholders' equity	70,381	70,085	68,712	0.4%	2.4%
Allowance for loan losses	(15,275)	(14,364)	(14,055)	6.3%	8.7%

FINANCIAL DATA - QUARTER TO DATE:
Income (loss) before provision (benefit) for income taxes	$72	$36	$933	100.0%	-92.3%
Provision (benefit) for income taxes	(148)	(50)	185	-196.0%	-180.0%
Net income (loss)	220	86	748	155.8%	-70.6%
Preferred stock dividends & discount accretion	384	385	373	-0.3%	2.9%
Income available (loss attributable) to common shareholders	$(164)	$(299)	$375	45.2%	-143.7%

Net income (loss) per common share - Basic (1)	$(0.02)	$(0.04)	$0.05	50.0%	-140.0%
Net income (loss) per common share - Diluted (1)	$(0.02)	$(0.04)	$0.05	50.0%	-140.0%

Return (loss) on average assets	0.11%	0.04%	0.34%	175.0%	-67.6%
Return (loss) on average equity (2)	-1.31%	-2.31%	3.09%	43.3%	-142.4%
Efficiency ratio	71.56%	70.65%	70.98%	1.3%	0.8%

SHARE INFORMATION:
Market price per share	$6.95	$6.05	$5.29	14.9%	31.4%
Dividends paid	-	-	-	0.0%	0.0%
Book value per common share	7.09	7.08	7.00	0.2%	1.4%
Average diluted shares outstanding (QTD)	7,219	7,209	7,294	0.1%	-1.0%

CAPITAL RATIOS:
Total equity to total assets	8.57%	8.56%	7.72%	0.1%	11.1%
Leverage ratio	10.21%	9.97%	9.18%	2.4%	11.2%
Tier 1 risk-based capital ratio	13.12%	13.04%	12.02%	0.6%	9.2%
Total risk-based capital ratio	14.39%	14.30%	13.28%	0.6%	8.4%

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$26,525	$24,008	$29,972	10.5%	-11.5%
QTD net chargeoffs (annualized) to QTD average loans	1.05%	1.62%	0.80%	-35.4%	31.3%
Allowance for loan losses to total loans	2.49%	2.33%	2.16%	6.6%	15.2%
Nonperforming assets to total loans and OREO	4.30%	3.88%	4.58%	10.7%	-6.1%
Nonperforming assets to total assets	3.23%	2.93%	3.37%	10.2%	-4.1%

(1)  Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
(2)  Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders equity (excluding preferred stock).

UNITY BANCORP, INC.
CONSOLIDATED BALANCE SHEETS
March 31, 2011

				March 31, 2011 vs.
				December 31, 2010	March 31, 2010
Amounts in thousands, except percentages	March 31, 2011	December 31, 2010	March 31, 2010%		%

ASSETS
Cash and due from banks	$15,478	$17,637	$22,654	-12.2%	-31.7%
Federal funds sold and interest-bearing deposits	39,880	26,289	43,734	51.7%	-8.8%
Cash and cash equivalents	55,358	43,926	66,388	26.0%	-16.6%

Securities available for sale	103,238	107,131	113,465	-3.6%	-9.0%
Securities held to maturity	17,577	21,111	24,977	-16.7%	-29.6%
Total securities	120,815	128,242	138,442	-5.8%	-12.7%

SBA loans held for sale	9,933	10,397	22,617	-4.5%	-56.1%
SBA loans held to maturity	74,657	75,741	75,191	-1.4%	-0.7%
SBA 504 loans	60,092	64,276	67,000	-6.5%	-10.3%
Commercial loans	283,135	281,205	292,557	0.7%	-3.2%
Residential mortgage loans	132,512	128,400	135,596	3.2%	-2.3%
Consumer loans	54,193	55,917	58,239	-3.1%	-6.9%
Total loans	614,522	615,936	651,200	-0.2%	-5.6%
Allowance for loan losses	(15,275)	(14,364)	(14,055)	6.3%	8.7%
Net loans	599,247	601,572	637,145	-0.4%	-5.9%

Premises and equipment, net	10,782	10,967	11,525	-1.7%	-6.4%
Bank owned life insurance (BOLI)	8,885	8,812	8,574	0.8%	3.6%
Deferred tax assets	7,833	7,550	7,856	3.7%	-0.3%
Federal Home Loan Bank stock	4,206	4,206	4,677	0.0%	-10.1%
Accrued interest receivable	3,725	3,791	4,009	-1.7%	-7.1%
Prepaid FDIC insurance	2,994	3,266	4,136	-8.3%	-27.6%
Other real estate owned (OREO)	2,602	2,346	3,318	10.9%	-21.6%
Goodwill and other intangibles	1,541	1,544	1,555	-0.2%	-0.9%
Other assets	2,845	2,188	2,302	30.0%	23.6%

Total assets	$820,833	$818,410	$889,927	0.3%	-7.8%

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing demand deposits	$91,247	$91,272	$84,858	0.0%	7.5%
Interest-bearing demand deposits	101,878	105,530	102,846	-3.5%	-0.9%
Savings deposits	293,750	277,394	291,870	5.9%	0.6%
Time deposits, under $100,000	110,050	119,478	149,934	-7.9%	-26.6%
Time deposits, $100,000 and over	59,851	61,114	85,294	-2.1%	-29.8%
Total deposits	656,776	654,788	714,802	0.3%	-8.1%

Borrowed funds	75,000	75,000	86,554	0.0%	-13.3%
Subordinated debentures	15,465	15,465	15,465	0.0%	0.0%
Accrued interest payable	569	556	706	2.3%	-19.4%
Accrued expenses and other liabilities	2,642	2,516	3,688	5.0%	-28.4%
Total liabilities	750,452	748,325	821,215	0.3%	-8.6%

Cumulative perpetual preferred stock	19,146	19,019	18,650	0.7%	2.7%
Common stock	52,842	55,884	55,536	-5.4%	-4.9%
Retained earnings (deficit)	(2,006)	(772)	(1,117)	-159.8%	-79.6%
Treasury stock, at cost	-	(4,169)	(4,169)	100.0%	100.0%
Accumulated other comprehensive income (loss)	399	123	(188)	224.4%	312.2%
Total shareholders' equity	70,381	70,085	68,712	0.4%	2.4%

Total liabilities and shareholders' equity	$820,833	$818,410	$889,927	0.3%	-7.8%

Issued common shares	7,222	7,636	7,581
Outstanding common shares	7,222	7,211	7,156
Treasury shares	-	425	425

UNITY BANCORP, INC.
QTD CONSOLIDATED STATEMENTS OF INCOME
March 31, 2011

				March 31, 2011 vs.
	For the Three Months Ended			December 31, 2010		March 31, 2010
Amounts in thousands, except percentages and per share amounts	March 31, 2011	December 31, 2010	March 31, 2010	$	%	$	%

INTEREST INCOME
Federal funds sold and interest-bearing deposits	$11	$11	$26	$-	0.0%	$(15)	-57.7%
Federal Home Loan Bank stock	66	86	34	(20)	-23.3%	32	94.1%

Securities available for sale	864	881	1,280	(17)	-1.9%	(416)	-32.5%
Securities held to maturity	287	259	338	28	10.8%	(51)	-15.1%
Total securities	1,151	1,140	1,618	11	1.0%	(467)	-28.9%

SBA loans	1,236	1,287	1,452	(51)	-4.0%	(216)	-14.9%
SBA 504 loans	955	1,034	1,087	(79)	-7.6%	(132)	-12.1%
Commercial loans	4,306	4,585	4,604	(279)	-6.1%	(298)	-6.5%
Residential mortgage loans	1,831	1,955	1,961	(124)	-6.3%	(130)	-6.6%
Consumer loans	686	752	731	(66)	-8.8%	(45)	-6.2%
Total loans	9,014	9,613	9,835	(599)	-6.2%	(821)	-8.3%

Total interest income	10,242	10,850	11,513	(608)	-5.6%	(1,271)	-11.0%

INTEREST EXPENSE
Interest-bearing demand deposits	139	143	258	(4)	-2.8%	(119)	-46.1%
Savings deposits	581	561	901	20	3.6%	(320)	-35.5%
Time deposits	1,097	1,222	1,813	(125)	-10.2%	(716)	-39.5%
Borrowed funds and subordinated debentures	950	1,064	1,077	(114)	-10.7%	(127)	-11.8%
Total interest expense	2,767	2,990	4,049	(223)	-7.5%	(1,282)	-31.7%

Net interest income	7,475	7,860	7,464	(385)	-4.9%	11	0.1%
Provision for loan losses	2,500	2,750	1,500	(250)	-9.1%	1,000	66.7%
Net interest income after provision for loan losses	4,975	5,110	5,964	(135)	-2.6%	(989)	-16.6%

NONINTEREST INCOME
Branch fee income	344	373	362	(29)	-7.8%	(18)	-5.0%
Service and loan fee income	243	274	209	(31)	-11.3%	34	16.3%
Gain on sale of SBA loans held for sale, net	111	83	-	28	33.7%	111	100.0%
Gain on sale of mortgage loans	169	548	145	(379)	-69.2%	24	16.6%
Bank owned life insurance (BOLI)	73	80	73	(7)	-8.8%	-	0.0%
Net security gains	125	43	4	82	190.7%	121	3025.0%
Other income	190	127	117	63	49.6%	73	62.4%
Total noninterest income	1,255	1,528	910	(273)	-17.9%	345	37.9%

NONINTEREST EXPENSE
Compensation and benefits	3,057	3,094	2,999	(37)	-1.2%	58	1.9%
Occupancy	720	612	677	108	17.6%	43	6.4%
Processing and communications	507	530	524	(23)	-4.3%	(17)	-3.2%
Furniture and equipment	384	444	423	(60)	-13.5%	(39)	-9.2%
Professional services	202	80	229	122	152.5%	(27)	-11.8%
Loan collection costs	224	266	184	(42)	-15.8%	40	21.7%
OREO expense	222	647	30	(425)	-65.7%	192	640.0%
Deposit insurance	319	317	330	2	0.6%	(11)	-3.3%
Advertising	118	146	106	(28)	-19.2%	12	11.3%
Other expenses	405	466	439	(61)	-13.1%	(34)	-7.7%
Total noninterest expense	6,158	6,602	5,941	(444)	-6.7%	217	3.7%

Income (loss) before provision (benefit) for income taxes	72	36	933	36	100.0%	(861)	-92.3%
Provision (benefit) for income taxes	(148)	(50)	185	(98)	-196.0%	(333)	-180.0%
Net income (loss)	220	86	748	134	155.8%	(528)	-70.6%
Preferred stock dividends & discount accretion	384	385	373	(1)	-0.3%	11	2.9%
Income available (loss attributable) to common shareholders	$(164)	$(299)	$375	$135	45.2%	$(539)	-143.7%

Effective tax rate	-205.6%	-138.9%	19.8%

Net income (loss) per common share - Basic (1)	$(0.02)	$(0.04)	$0.05
Net income (loss) per common share - Diluted (1)	$(0.02)	$(0.04)	$0.05

Weighted average common shares outstanding - Basic	7,219	7,209	7,150
Weighted average common shares outstanding - Diluted	7,219	7,209	7,294
(1)  Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
March 31, 2011

	For the Three Months Ended
	March 31, 2011			December 31, 2010
Amounts in thousands, except percentages	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield

ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$33,252	$11	0.13%	$36,274	$11	0.12%
Federal Home Loan Bank stock	4,206	66	6.36%	4,597	86	7.42%

Securities available for sale	105,027	912	3.47%	108,718	906	3.33%
Securities held to maturity	19,516	292	5.98%	21,292	264	4.96%
Total securities (A)	124,543	1,204	3.87%	130,010	1,170	3.60%

SBA loans	85,861	1,236	5.76%	90,426	1,287	5.69%
SBA 504 loans	61,998	955	6.25%	64,874	1,034	6.32%
Commercial loans	282,605	4,306	6.18%	282,184	4,585	6.45%
Residential mortgage loans	130,745	1,831	5.60%	129,696	1,955	6.03%
Consumer loans	54,849	686	5.07%	57,029	752	5.23%
Total loans (A), (B)	616,058	9,014	5.91%	624,209	9,613	6.13%

Total interest-earning assets	$778,059	$10,295	5.34%	$795,090	$10,880	5.45%

Noninterest-earning assets:
Cash and due from banks	17,764			18,339
Allowance for loan losses	(15,054)			(14,681)
Other assets	39,767			42,696
Total noninterest-earning assets	42,477			46,354

Total assets	$820,536			$841,444

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$103,550	$139	0.54%	$104,900	$143	0.54%
Savings deposits	289,805	581	0.81%	284,853	561	0.78%
Time deposits	174,620	1,097	2.55%	183,997	1,222	2.63%
Total interest-bearing deposits	567,975	1,817	1.30%	573,750	1,926	1.33%
Borrowed funds and subordinated debentures	90,465	950	4.20%	100,080	1,064	4.16%

Total interest-bearing liabilities	$658,440	$2,767	1.70%	$673,830	$2,990	1.75%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	88,797			93,049
Other liabilities	3,530			4,196
Total noninterest-bearing liabilities	92,327			97,245

Total shareholders' equity	69,769			70,369

Total liabilities and shareholders' equity	$820,536			$841,444

Net interest spread		$7,528	3.64%		$7,890	3.70%
Tax-equivalent basis adjustment		(53)			(30)
Net interest income		$7,475			$7,860
Net interest margin			3.92%			3.94%

(A) Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B) The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
March 31, 2011

	For the Three Months Ended
	March 31, 2011			March 31, 2010
Amounts in thousands, except percentages	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield

ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$33,252	$11	0.13%	$32,493	$26	0.32%
Federal Home Loan Bank stock	4,206	66	6.36%	4,677	34	2.95%

Securities available for sale	105,027	912	3.47%	131,295	1,294	3.94%
Securities held to maturity	19,516	292	5.98%	27,323	354	5.18%
Total securities (A)	124,543	1,204	3.87%	158,618	1,648	4.16%

SBA loans	85,861	1,236	5.76%	98,140	1,452	5.92%
SBA 504 loans	61,998	955	6.25%	70,444	1,087	6.26%
Commercial loans	282,605	4,306	6.18%	292,055	4,604	6.39%
Residential mortgage loans	130,745	1,831	5.60%	134,611	1,961	5.83%
Consumer loans	54,849	686	5.07%	59,779	731	4.96%
Total loans (A), (B)	616,058	9,014	5.91%	655,029	9,835	6.06%

Total interest-earning assets	$778,059	$10,295	5.34%	$850,817	$11,543	5.47%

Noninterest-earning assets:
Cash and due from banks	17,764			21,962
Allowance for loan losses	(15,054)			(14,581)
Other assets	39,767			40,896
Total noninterest-earning assets	42,477			48,277

Total assets	$820,536			$899,094

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$103,550	$139	0.54%	$102,593	$258	1.02%
Savings deposits	289,805	581	0.81%	289,251	901	1.26%
Time deposits	174,620	1,097	2.55%	251,774	1,813	2.92%
Total interest-bearing deposits	567,975	1,817	1.30%	643,618	2,972	1.87%
Borrowed funds and subordinated debentures	90,465	950	4.20%	100,500	1,077	4.29%

Total interest-bearing liabilities	$658,440	$2,767	1.70%	$744,118	$4,049	2.20%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	88,797			83,164
Other liabilities	3,530			4,069
Total noninterest-bearing liabilities	92,327			87,233

Total shareholders' equity	69,769			67,743

Total liabilities and shareholders' equity	$820,536			$899,094

Net interest spread		$7,528	3.64%		$7,494	3.27%
Tax-equivalent basis adjustment		(53)			(30)
Net interest income		$7,475			$7,464
Net interest margin			3.92%			3.57%

(A) Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B) The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES
March 31, 2011

Amounts in thousands, except percentages	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010

ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$14,364	$14,163	$13,946	$14,055	$13,842
Provision for loan losses charged to expense	2,500	2,750	1,500	1,500	1,500
	16,864	16,913	15,446	15,555	15,342
Less: Chargeoffs
SBA loans	761	445	389	517	-
SBA 504 loans	-	798	-	-	750
Commercial loans	848	1,115	989	1,038	485
Residential mortgage loans	92	190	95	115	100
Consumer loans	-	234	9	2	-
Total chargeoffs	1,701	2,782	1,482	1,672	1,335
Add: Recoveries
SBA loans	8	128	17	53	45
SBA 504 loans	-	-	-	-	-
Commercial loans	98	105	178	10	3
Residential mortgage loans	4	-	-	-	-
Consumer loans	2	-	4	-	-
Total recoveries	112	233	199	63	48
Net chargeoffs	1,589	2,549	1,283	1,609	1,287
Balance, end of period	$15,275	$14,364	$14,163	$13,946	$14,055

LOAN QUALITY INFORMATION:
Nonperforming loans	$23,923	$21,662	$27,304	$26,071	$26,654
Other real estate owned (OREO)	2,602	2,346	5,773	3,728	3,318
Nonperforming assets	26,525	24,008	33,077	29,799	29,972
Less: Amount guaranteed by Small Business Administration	3,355	2,706	2,094	1,436	2,205
Net nonperforming assets	$23,170	$21,302	$30,983	$28,363	$27,767

Loans 90 days past due & still accruing	$4,248	$374	$2,467	$2,780	$3,061

Allowance for loan losses to:
Total loans at quarter end	2.49%	2.33%	2.25%	2.19%	2.16%
Nonperforming loans	63.85%	66.31%	51.87%	53.49%	52.73%
Nonperforming assets	57.59%	59.83%	42.82%	46.80%	46.89%
Net nonperforming assets	65.93%	67.43%	45.71%	49.17%	50.62%

QTD net chargeoffs (annualized) to QTD average loans:
SBA loans	3.56%	1.39%	1.56%	1.89%	-0.19%
SBA 504 loans	0.00%	4.88%	0.00%	0.00%	4.32%
Commercial loans	1.08%	1.42%	1.14%	1.44%	0.67%
Residential mortgage loans	0.27%	0.58%	0.29%	0.35%	0.30%
Consumer loans	-0.01%	1.63%	0.03%	0.01%	0.00%
Total loans	1.05%	1.62%	0.80%	1.00%	0.80%

Nonperforming loans to total loans	3.89%	3.52%	4.34%	4.09%	4.09%
Nonperforming assets to total loans and OREO	4.30%	3.88%	5.21%	4.65%	4.58%
Nonperforming assets to total assets	3.23%	2.93%	3.91%	3.43%	3.37%

UNITY BANCORP, INC.
QUARTERLY FINANCIAL DATA
March 31, 2011

Amounts in thousands, except percentages and per share amounts	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010

SUMMARY OF INCOME:
Total interest income	$10,242	$10,850	$10,726	$10,944	$11,513
Total interest expense	2,767	2,990	3,314	3,681	4,049
Net interest income	7,475	7,860	7,412	7,263	7,464
Provision for loan losses	2,500	2,750	1,500	1,500	1,500
Net interest income after provision for loan losses	4,975	5,110	5,912	5,763	5,964
Total noninterest income (loss)	1,255	1,528	1,460	1,170	910
Total noninterest expense	6,158	6,602	6,404	6,040	5,941
Income (loss) before provision (benefit) for income taxes	72	36	968	893	933
Provision (benefit) for income taxes	(148)	(50)	242	212	185
Net income (loss)	220	86	726	681	748
Preferred stock dividends & discount accretion	384	385	385	379	373
Income available (loss attributable) to common shareholders	$(164)	$(299)	$341	$302	$375

Net income (loss) per common share - Basic (1)	$(0.02)	$(0.04)	$0.05	$0.04	$0.05
Net income (loss) per common share - Diluted (1)	$(0.02)	$(0.04)	$0.05	$0.04	$0.05

COMMON SHARE DATA:
Market price per share	$6.95	$6.05	$5.25	$5.35	$5.29
Dividends paid	$-	$-	$-	$-	$-
Book value per common share	$7.09	$7.08	$7.19	$7.11	$7.00
QTD weighted average shares - basic	7,219	7,209	7,176	7,156	7,150
QTD weighted average shares - diluted	7,219	7,209	7,467	7,475	7,294
Outstanding common shares	7,222	7,211	7,207	7,154	7,156

OPERATING RATIOS (Annualized):
Return (loss) on average assets	0.11%	0.04%	0.34%	0.31%	0.34%
Return (loss) on average equity (2)	-1.31%	-2.31%	2.66%	2.43%	3.09%
Efficiency ratio	71.56%	70.65%	72.47%	71.66%	70.98%

BALANCE SHEET DATA:
Total assets	$820,833	$818,410	$846,385	$869,735	$889,927
Total deposits	656,776	654,788	670,158	693,232	714,802
Total loans	614,522	615,936	629,516	637,180	651,200
Total securities	120,815	128,242	134,820	143,662	138,442
Total shareholders' equity	70,381	70,085	70,730	69,633	68,712
Allowance for loan losses	(15,275)	(14,364)	(14,163)	(13,946)	(14,055)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	5.34%	5.45%	5.30%	5.28%	5.47%
Interest-bearing liabilities	1.70%	1.75%	1.89%	2.04%	2.20%
Net interest spread	3.64%	3.70%	3.41%	3.24%	3.27%
Net interest margin	3.92%	3.94%	3.66%	3.51%	3.57%

CREDIT QUALITY:
Nonperforming assets	$26,525	$24,008	$33,077	$29,799	$29,972
QTD net chargeoffs (annualized) to QTD average loans	1.05%	1.62%	0.80%	1.00%	0.80%
Allowance for loan losses to total loans	2.49%	2.33%	2.25%	2.19%	2.16%
Nonperforming assets to total loans and OREO	4.30%	3.88%	5.21%	4.65%	4.58%
Nonperforming assets to total assets	3.23%	2.93%	3.91%	3.43%	3.37%

CAPITAL RATIOS AND OTHER:
Total equity to total assets	8.57%	8.56%	8.36%	8.01%	7.72%
Leverage ratio	10.21%	9.97%	9.83%	9.43%	9.18%
Tier 1 risk-based capital ratio	13.12%	13.04%	12.67%	12.39%	12.02%
Total risk-based capital ratio	14.39%	14.30%	13.93%	13.65%	13.28%
Number of banking offices	16	16	16	16	16
Number of ATMs	18	18	18	18	19
Number of employees	170	172	173	165	171
(1)  Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
(2)  Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders equity (excluding preferred stock).